SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    April 08, 2004
                  Date of report (Date of earliest reported event)


                           Media Services Group, Inc.

                 (Exact name of Registrant as specified in charter)


           Nevada                 0-16730                  88-0085608

       (State or other          (Commission             (I.R.S. Employer
        jurisdiction of           File No.)            Identification No.)
        incorporation)



                                 575 Madison Avenue
                              New York, New York 10022

                      (Address of Principal Executive Offices)


                                    917/339-7134

                (Registrant's telephone number, including area code)





                                       1
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ITEM 5.  OTHER EVENTS.

     On March 26, 2004, the Company appointed David C. Stoller to its Board of Directors and its Audit Committee. A copy of the press release announcing this retention is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits


     Exhibit No.


     99.1 Press Release issued by the Registrant dated March 26, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Media Services Group, Inc.


     Date: March 26, 2004               By:  /S/ Richard J. Mitchell
                                            --------------------------------
                                       Name:    Richard J. Mitchell
                                       Title:   Chief Accounting Officer